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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

500 E. Shore Drive, Suite 120 Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

Effective March 15, 2018, the Board of Directors (the “Board”) of PetIQ, Inc. (the “Company”) increased the size of the Board from six (6) to eight (8) directors and Larry R. Bird, 63, and Susan Sholtis, 51, (collectively, the “New Directors”) were appointed to fill the vacancies on the Board.

Mr. Bird has been appointed to the Board as a Class II director and as a member of the Company’s Audit Committee, with a term expiring at the Company’s annual meeting of stockholders in 2019.  Ms. Sholtis has been appointed to the Board as a Class III director and as a member of the Company’s Compensation Committee, with a term expiring at the Company’s annual meeting of stockholders in 2020.

Mr. Bird served as Senior Audit Partner at Deloitte & Touche LLP until his retirement on June 3, 2017.  As a Deloitte Audit Partner since 1989, Mr. Bird was actively engaged as the Lead Audit Partner responsible for planning and supervising audits for larger private companies and PCAOB Integrated Audits for publicly held companies spanning a variety of industries.  Mr. Bird earned a Bachelor of Business Administration from the Idaho State University College of Business.

Ms. Sholtis has served as Global Marketing Head in the Health Division at Reckitt Benckiser since 2017.  From 2016 to 2017, Ms. Sholtis served as Head of North America Commercial Operations at Merial and was responsible for transitioning North America operations to Merial’s new owner, Boehringer Ingelheim.  Prior to that, from 2006 to 2016, Ms. Sholtis served in a number of positions at Mead Johnson Nutrition, most recently as Head of Global Marketing.  Ms. Sholtis earned a Bachelor’s degree from Butler University and a Masters of Business Administration from Emory University.

There are no arrangements or understandings between the New Directors and any other persons pursuant to which they were selected as directors. Additionally, there are no transactions involving the Company and the New Directors that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

The New Directors will be compensated in accordance with the Company’s existing director compensation program.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

1
Exhibits:
Exhibit No.	Description
99.1	Press Release, dated March 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[
PETQ, INC.
Dated: March 19, 2018	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer